SCUDDER
                                                                     INVESTMENTS


Supplement to the Currently Effective Prospectuses of each of the listed funds:


Tax Free Money Fund             Cash Reserve Fund, Inc.
     Investment                      Tax-Free Series

NY Tax Free Money Fund          Scudder Tax-Free Money Fund
     Investment
                                Cash Account Trust
Tax-Exempt California Money         Tax-Exempt Portfolio
     Market Fund
                                Scudder Yieldwise Funds
Scudder Money Funds                 Scudder Yieldwise Municipal
     Scudder Tax-Exempt Money           Money Fund
         Fund

Investors Municipal Cash Fund
     Tax-Exempt New York Money
          Market Fund


--------------------------------------------------------------------------------

The following replaces similar information in each fund's prospectus under the heading "Principal Investments":

Municipal trust receipts ("MTRs"). Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities. This structure is intended to allow the tax-exempt status of interest generated by the underlying asset to pass through to the purchaser. The fund may invest up to 35% of its net assets in MTRs.



               Please Retain This Supplement for Future Reference


October 28, 2004

                                                                     SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectus of each of the listed funds:


Cash Account Trust                              Money Market Fund Investment
  Government & Agency Securities Portfolio
  Money Market Portfolio                        NY Tax Free Money Fund Investment
  Tax-Exempt Portfolio
                                                Scudder Cash Investment Trust
Cash Equivalent Fund
  Government & Agency Securities Portfolio      Scudder Cash Reserves Fund
  Money Market Portfolio
  Tax-Exempt Portfolio                          Scudder Money Funds
                                                  Scudder Government & Agency Money Fund
Cash Management Fund Institutional                Scudder Money Market Fund
                                                  Scudder Tax-Exempt Money Fund
Cash Management Fund Investment
                                                Scudder Money Market Series
Cash Reserve Fund, Inc.
  Prime Series                                  Scudder Tax Free Money Fund
  Treasury Series
  Tax-Free Series                               Scudder US Treasury Money Fund

Cash Reserves Fund Institutional                Scudder YieldWise Funds
                                                  Scudder YieldWise Government & Agency
Daily Assets Fund Institutional                     Money Fund
                                                  Scudder YieldWise Money Fund
Investors Cash Trust                              Scudder YieldWise Municipal Money Fund
  Government & Agency Securities Portfolio
  Treasury Portfolio                            Tax Free Money Fund Investment

Investors Municipal Cash Fund                   Tax-Exempt California Money Market Fund
  Investors Florida Municipal Cash Fund
  Investors Michigan Municipal Cash Fund        Treasury Money Fund Institutional
  Investors New Jersey Municipal Cash Fund
  Investors Pennsylvania Municipal              Treasury Money Fund Investment
    Cash Fund
  Tax-Exempt New York Money Market Fund

The following replaces the paragraph "Exchanges are a shareholder privilege not a right" under "Policies You Should Know About" in each fund's prospectus:

Since money market funds hold short-term instruments and are intended to provide liquidity to shareholders, the Advisor does not monitor or limit short-term and excessive trading activity in the fund and, accordingly, the Board of the fund has not approved any policies and procedures designed to limit this activity. However, the fund reserves the right to and may reject or cancel a purchase or exchange order into a money market fund for any reason, including if, in the opinion of the Advisor, there appears to be a pattern of short-term and excessive trading by an investor in other Scudder funds.

The following supplements the "Other Policies and Risks" section of each fund's prospectus:

The fund's complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. This posted information generally remains accessible at least until the fund files its Form N-CSR or N-Q with the Securities and Exchange Commission for the period that includes the date as of which the www.scudder.com information is current (expected to be at least three months). The fund's Statement of Additional Information includes a description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio holdings.










               Please Retain This Supplement for Future Reference



February 4, 2005

                                        Prospectus

                                        August 1, 2004



                                        Cash Reserve Fund

                                        Treasury Series

                                        Tax-Free Series


















                                        Like shares of all mutual  funds,  these
                                        securities  have  not been  approved  or
                                        disapproved   by  the   Securities   and
                                        Exchange    Commission   nor   has   the
                                        Securities   and   Exchange   Commission
                                        passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------
Table of Contents


CASH RESERVE FUND, INC. -- TREASURY SERIES AND TAX-FREE SERIES



  3  Treasury Series            Information Concerning All
                                Series
 10  Tax-Free Series
                                    19  Who Manages and Oversees
                                        the Fund

                                    21  Calculating the Fund's Share
                                        Price

                                    22  Understanding Distributions
                                        and Taxes

                                    24  Buying and Selling Fund Shares

--------------------------------------------------------------------------------

                                                       ticker symbol     ABGXX

                                                       fund number       247

  Cash Reserve Fund -- Treasury Series
--------------------------------------------------------------------------------

Overview of the Fund

Goal: Each Series of the Fund seeks as high a level of current income (tax-exempt current income in the case of the Tax-Free Series) as is consistent with preservation of capital and liquidity.

Core Strategy: The Treasury Series invests in short-term securities issued by the US Treasury. The Fund offers shares of each series through securities dealers and financial institutions that act as shareholder servicing agents.

Investment Policies and Strategies: The Treasury Series seeks to achieve its objective by investing in US Treasury Securities, maintaining an average maturity of 90 days or less. The Treasury Series attempts to maintain a stable price of $1.00 per share by investing in securities that have remaining maturities of 397 days or less.

Principal Risks of Investing in the Treasury Series


Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, there are risks associated with investing in the Treasury Series. For example:

o A sharp rise in interest rates could cause the bond market and individual securities in the Treasury Series' portfolio to decline in value. The yield on US Treasury securities is generally less than yields on other taxable investments because Treasury securities are generally viewed as involving minimal credit risk as compared to other taxable investments. The Treasury Series' yield can be expected to decline during periods of falling interest rates.

o  Securities held by the Treasury Series could perform poorly.


Who Should Consider Investing in the Treasury Series

You should consider investing in the Treasury Series if you are seeking income from your investment while striving to minimize the risk of loss of principal and maintaining liquidity.

You should not consider investing in the Treasury Series if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Treasury Series by itself does not constitute a balanced investment program.

An investment in the Treasury Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Treasury Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Treasury Series.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Treasury Series shares by showing changes in the Treasury Series shares' performance from year to year. The bar chart shows the Treasury Series shares' actual total return for each full calendar year for the past ten years. The table shows the Treasury Series shares' average annual total return over the last calendar year, last five years and last ten years.

As of December 31, 2003, the Treasury Series' 7-day yield was 0.37%. To learn the current 7-day yield, call 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Treasury Series over a seven-day period. This amount is then annualized, which means that you assume the Treasury Series generates the same income every week for a year. The "total return" of the Treasury Series is the change in the value of an investment in the Treasury Series over a given period. Average annual total returns are calculated by averaging the year-by-year return of the Treasury Series over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      3.57
1995      5.17
1996      4.65
1997      4.68
1998      4.54
1999      4.15
2000      5.48
2001      3.49
2002      1.15
2003      0.47

2004 Total Return as of June 30, 2004: 0.18%

For the ten-year period shown in the bar chart, the Treasury Series' highest return in any calendar quarter was 1.45% (fourth quarter 2000) and its lowest quarterly return was 0.09% (fourth quarter 2003). Total returns for the years 1994, 1995, 2000, 2001, 2002, 2003 and 2004 (as of June 30, 2004) would have been lower had certain expenses not been reduced. Past performance offers no indication of how the Treasury Series will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns^(1) (%) as of 12/31/03
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Treasury Series              0.47                2.93                3.72
--------------------------------------------------------------------------------

^1 These figures assume the reinvestment of dividends and capital gains distributions.

Annual Fund Operating Expenses

(expenses deducted from Treasury Series' assets)

The Annual Fund Operating Expenses table describes the fees and expenses that you may pay if you buy and hold Treasury Series shares.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Management  Fee                                                   0.24%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                             0.25%
--------------------------------------------------------------------------------
Other Expenses (including a 0.07% shareholder servicing fee)      0.19%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                     0.68%
--------------------------------------------------------------------------------

The example illustrates the expenses you would have incurred on a $10,000 investment in the Treasury Series. The numbers assume that the Treasury Series earned an annual return of 5% over the periods shown, that the Treasury Series' operating expenses remained the same and that you redeem your shares at the end of the period.

You may use this hypothetical example to compare the Treasury Series' expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Expense                   $69            $218           $379            $847
--------------------------------------------------------------------------------

A Detailed Look at the
Treasury Series


Objective

      The Treasury Series seeks as high a level of current income as is consistent with preservation of capital and liquidity by investing in securities issued by the US Treasury.

      While the Advisor gives priority to earning income and maintaining the value of the Treasury Series' principal at $1.00 per share, all money market instruments, including US Treasury obligations, can change in value when interest rates change or an issuer's creditworthiness changes.

Strategy

      The Treasury Series seeks current income by investing in US Treasury securities and maintains an average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Treasury Series in response to its outlook for interest rates and the economy. The Treasury Series follows this policy designed to maintain a stable share price:

      o Securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

Principal Investments

      While the Treasury Series may invest, to a limited extent, in repurchase agreements, the Advisor expects that under normal market conditions 100% of the Treasury Series will be invested in US Treasury securities. The Treasury Series' investments may include:

      o  US Treasury obligations.

      o  US government securities that are issued or guaranteed by the US
         Treasury.

      o The Treasury Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Treasury Series. The Treasury Series may invest only in nonaffiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

Risks

      Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to limit them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed.

      Primary risks

      Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Treasury Series adheres to the following practices:

      o The Advisor limits the average maturity of the securities held by the Treasury Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

      o The Advisor buys securities with remaining maturities of 13 months or less which are less sensitive to interest rate changes than longer-term bonds.

      Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

      Security Selection Risk. While the Treasury Series invests in shortterm securities, which are relatively stable investments, the securities the Advisor selects might not perform as expected. This could cause the Treasury Series' returns to lag behind those of similar money market funds.

Financial Highlights

The following table provides a picture of the Treasury Series shares financial performance for the past five fiscal years. The information selected reflects results for a single share of the series. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Treasury Series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling 1-800-730-1313.

--------------------------------------------------------------------------------
Years Ended March 31,              2004      2003      2002      2001      2000
--------------------------------------------------------------------------------

Selected per share dataa
--------------------------------------------------------------------------------
Net asset value, beginning     $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
of period
--------------------------------------------------------------------------------
  Net investment income           .0039     .0098     .0250     .0539     .0431
--------------------------------------------------------------------------------
  Less: Distributions from net   (.0039)   (.0098)   (.0250)   (.0539)   (.0431)
  investment income
--------------------------------------------------------------------------------
Net asset value, end of period $ 1.00    $ 1.00    $ 1.00    $ 1.00    $ 1.00
--------------------------------------------------------------------------------
Total Return (%)                  .40^b     .99^b    2.53^b    5.53^b    4.40^b
--------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
--------------------------------------------------------------------------------
Net assets, end of period      376,821   390,982   745,638   866,508   790,443
($ in thousands)
--------------------------------------------------------------------------------
Ratio of expenses before          .68       .67       .64       .61       .66
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of expenses after           .63       .62       .59       .56       .61
expense reductions (%)
--------------------------------------------------------------------------------
Ratio of net investment           .39      1.01      2.47      5.36      4.31
income (%)
--------------------------------------------------------------------------------

^a Prior to July 31, 2003, the Treasury Series shares were known as the Deutsche Bank Alex. Brown Cash Reserve Treasury Shares.

^b Total Return would have been lower had certain expenses not have been reduced.

--------------------------------------------------------------------------------

                                                       ticker symbol     ABXXX

                                                       fund number       243

  Cash Reserve Fund -- Tax-Free Series
--------------------------------------------------------------------------------

Overview of the Fund

Goal: Each Series of the Fund seeks as high a level of current income (tax-exempt current income in the case of the Tax-Free Series) as is consistent with preservation of capital and liquidity.

Core Strategy: The Tax-Free Series invests in high quality, short-term municipal securities. The Fund offers shares of each series through securities dealers and financial institutions that act as shareholder servicing agents.

Investment Policies and Strategies: The Tax-Free Series seeks to achieve its objective by investing in high quality municipal securities, maintaining an average maturity of 90 days or less. The Tax-Free Series attempts to maintain a stable price of $1.00 per share by investing in securities that are valued in US dollars and have remaining maturities of 397 days or less.

Principal Risks of Investing in the Tax-Free Series

Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, there are risks associated with investing in the Tax-Free Series. For example:

o A sharp rise in interest rates could cause the bond market and individual securities in the Tax-Free Series' portfolio to decline in value. The Tax-Free Series' yield can be expected to decline during periods of falling interest rates.

o An issuer's creditworthiness could decline, which in turn may cause the value of that issuer's securities in the Tax-Free Series' portfolio to decline.

o  Securities held by the Tax-Free Series could perform poorly.


Who Should Consider Investing in the Tax-Free Series

You should consider investing in the Tax-Free Series if you are seeking tax-free income from your investment while striving to minimize the risk of loss of principal and maintaining liquidity.

You should not consider investing in the Tax-Free Series if you seek capital growth. Although it provides a convenient means of diversifying short-term investments, the Tax-Free Series by itself does not constitute a balanced investment program.

An investment in the Tax-Free Series is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Tax-Free Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Tax-Free Series.

Total Returns, After Fees and Expenses

The bar chart and table on this page can help you evaluate the potential risks and rewards of investing in the Tax-Free Series shares by showing changes in the Tax-Free Series shares' performance from year to year. The bar chart shows the Tax-Free Series shares' actual total return for each full calendar year for the past ten years. The table shows the Tax-Free Series shares' average annual total return over the last calendar year, last five years and last ten years.

As of December 31, 2003, the Tax-Free Series' 7-day yield was 0.44% and the Tax-Free Series' 7-day taxable equivalent yield was 0.68%. To learn the current 7-day yield, call 1-800-730-1313.

--------------------------------------------------------------------------------

The 7-day yield, which is often referred to as the "current yield," is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that you assume the Tax-Free Series generates the same income every week for a year. The 7-day taxable equivalent yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to a fund's tax free yield. Yield is the income generated by the Tax-Free Series over a seven-day period. This amount is then annualized, which means that we assume the Tax-Free Series generates the same income every week for a year. The "total return" of the Tax-Free Series is the change in the value of an investment in the Tax-Free Series over a given period. Average annual total returns are calculated by averaging the year-by-year return of the Tax-Free Series over a given period.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:


1994      2.38
1995      3.35
1996      2.89
1997      3.08
1998      2.93
1999      2.63
2000      3.46
2001      2.14
2002      0.84
2003      0.36

2004 Total Return as of June 30, 2004: 0.18%

For the ten-year period shown in the bar chart, the Tax-Free Series' highest return in any calendar quarter was 0.91% (fourth quarter 2000) and its lowest quarterly return was 0.05% (third quarter 2003). Past performance offers no indication of how the Tax-Free Series will perform in the future.

--------------------------------------------------------------------------------
Average Annual Total Returns^1  (%) as of 12/31/03
--------------------------------------------------------------------------------
                            1 Year              5 Years            10 Years
--------------------------------------------------------------------------------
Tax-Free Series              0.36                1.88                2.40
--------------------------------------------------------------------------------

^1 These figures assume the reinvestment of dividends and capital gains distributions.

Annual Fund Operating Expenses

(expenses deducted from Tax-Free Series' assets)

The Annual Fund Operating Expenses table describes the fees and expenses that you may pay if you buy and hold Tax-Free Series.


--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------
Management  Fees                                                  0.27%
--------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees                             0.25%
--------------------------------------------------------------------------------
Other Expenses (including a 0.07% shareholder servicing fee)      0.18%
--------------------------------------------------------------------------------
Total Fund Operating Expenses                                     0.70%
--------------------------------------------------------------------------------

The example illustrates the expenses you would have incurred on a $10,000 investment in the Tax-Free Series. The numbers assume that the Tax-Free Series earned an annual return of 5% over the periods shown, that the Tax- Free Series' operating expenses remained the same and that you redeem your shares at the end of the period.

You may use this hypothetical example to compare the Tax-Free Series' expense history with other funds. The example does not represent an estimate of future returns or expenses. Your actual costs may be higher or lower.

--------------------------------------------------------------------------------
Example                  1 Year        3 Years         5 Years        10 Years
--------------------------------------------------------------------------------
Expense                   $72            $224           $390            $871
--------------------------------------------------------------------------------

A Detailed Look at the
Tax-Free Series


Objective

     The Tax-Free Series seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital and liquidity by investing in high quality short-term municipal securities.

     While the Advisor gives priority to earning tax-free income and maintaining the value of the Tax-Free Series' principal at $1.00 per share, all money market instruments can change in value when interest rates change or an issuer's creditworthiness changes.

Strategy

     The Tax-Free Series seeks tax exempt current income by investing in high quality municipal securities and maintains an average maturity of 90 days or less. The Advisor actively adjusts the average maturity of the Tax-Free Series in response to its outlook for interest rates and the economy. The Tax-Free Series follows two policies designed to maintain a stable share price:

     o Securities are valued in US dollars and have remaining maturities of 397 days (about 13 months) or less at the time of purchase or have features that reduce their maturities to 397 days or less at the time of purchase.

     o The Tax-Free Series buys municipal securities and other debt obligations that at the time of purchase:

          - have received one of the two highest ratings from Moody's Investors Service, Inc., the Standard & Poor's Division of the McGraw Hill Companies, Inc., or Fitch, Inc.; or

          - are unrated, but are determined to be of similar quality by the Advisor.

Principal Investments

     While it is the policy of the Tax-Free Series to invest at least 80% of its assets in securities exempt from regular federal income tax, the Advisor expects that under normal market conditions 100% of the Tax-Free Series will be so invested. The Tax-Free Series invests in high quality, short-term, dollar-denominated municipal securities. The Tax-Free Series' investments may include:

     o    Municipal notes and short-term municipal bonds.

     o    Variable rate demand notes.

     o    Tax-exempt commercial paper.

     o The Tax-Free Series may invest up to 25% of its net assets in municipal trust receipts or MTRs. Municipal trust receipts are also sometimes called municipal asset-backed securities, synthetic short-term derivatives, floating rate trust certificates, or municipal securities trust receipts. MTRs are typically structured by a bank, broker-dealer or other financial institution by depositing municipal securities into a trust or partnership coupled with a conditional right to sell, or put, the holder's interest in the underlying securities at par plus accrued interest to a financial institution. MTRs are generally issued as fixed or variable rate instruments. These trusts are structured so that the purchaser of the MTR is considered to be investing in the underlying municipal securities.

     o The Tax-Free Series may invest up to 10% of its total assets in non-affiliated money market mutual funds with investment objectives and policies that are comparable to those of the Tax-Free Series. The Tax-Free Series may invest only in non-affiliated money market mutual funds that maintain an "AAA" rating by a nationally recognized statistical ratings organization.

     The Advisor limits exposure to any one issuer.

Risks

     Set forth below are some of the prominent risks associated with money market mutual funds and the Advisor's approaches to limit them. Although the Advisor attempts to assess the likelihood that these risks may actually occur and to limit them, there is no guarantee that it will succeed.

     Primary risks

     Interest Rate Risk. Money market instruments, like all debt securities, face the risk that the securities will decline in value because of changes in interest rates. Generally, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. To minimize such price fluctuations, the Tax-Free Series adheres to the following practices:

     o The Advisor limits the average maturity of the securities held by the Tax-Free Series to 90 days or less. Generally, rates of short-term investments fluctuate less than longer-term bonds.

     o The Advisor buys securities with remaining maturities of 13 months or less which are less sensitive to interest rate changes than longer-term bonds.

     Credit Risk. A money market instrument's credit quality depends on the issuer's ability to pay interest on the security and repay the debt: the lower the credit rating, the greater the risk that the security's issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Tax-Free Series only buys securities determined by the Advisor to be of high quality with minimal credit risk.

     Market Risk. Although individual securities may outperform their market, the entire market may decline as a result of rising interest rates, regulatory developments or deteriorating economic conditions.

     Security Selection Risk. While the Tax-Free Series invests in shortterm securities, which are relatively stable investments, the securities the Advisor selects might not perform as expected. This could cause the Tax-Free Series' returns to lag behind those of similar money market funds.

     Special Tax Features. Political or legal actions could change the tax-exempt status of the fund's dividend. Also, to the extent that the Tax-Free Series invests in taxable securities, a portion of its income would be subject to regular federal income taxation.

     Municipal Trust Receipts Risk. The Tax-Free Series' investment in MTRs is subject to similar risks as other investments in debt obligations, including interest rate risk, credit risk and security selection risk. Additionally, investments in MTRs raise certain tax issues that may not be presented by direct investments in municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Fund.

Financial Highlights

The following table provides a picture of the Tax-Free Series financial performance for the past five fiscal years. The information selected reflects results for a single share of the series. The total returns in the table represent the rates of return that an investor would have earned on an investment in the Tax-Free Series, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. The annual report is available free of charge by calling 1-800-730-1313.

-------------------------------------------------------------------------------------
Years Ended March 31,             2004      2003      2002      2001      2000
-------------------------------------------------------------------------------------

Selected per share data^a
-------------------------------------------------------------------------------------
Net asset value, beginning      $ 1.00    $ 1.00    $ 1.00      $ 1.00      $ 1.00
of period
-------------------------------------------------------------------------------------
  Net investment income            .0031     .0074     .0168       .0333       .0276
-------------------------------------------------------------------------------------
  Less: Distributions from net    (.0031)   (.0074)   (.0168)     (.0333)     (.0276)
  investment income
-------------------------------------------------------------------------------------
Net asset value, end of period  $ 1.00    $ 1.00    $ 1.00      $ 1.00      $ 1.00
-------------------------------------------------------------------------------------
Total Return (%)                   .32       .74      1.69        3.38        2.80
-------------------------------------------------------------------------------------

Ratios to average net assets and supplemental data
-------------------------------------------------------------------------------------
Net assets, end of period      650,986   699,983   1,006,613   1,701,940   1,664,370
($ in thousands)
-------------------------------------------------------------------------------------
Ratio of expenses (%)              .70       .67       .65         .64         .65
-------------------------------------------------------------------------------------
Ratio of net investment            .34       .74      1.76        3.31        2.78
income (%)
-------------------------------------------------------------------------------------

^a Prior to July 31, 2003, the Tax-Free Series shares were known as the Deutsche Bank Alex. Brown Cash Reserve Tax-Free Shares.

Information Concerning
All Series


Who Manages and Oversees the Fund

The investment advisor

Under the supervision of the Board of Directors, ICCC, with headquarters at One South Street, Baltimore, MD 21202, acts as the investment advisor to each Series of the Fund. As investment advisor, ICCC makes each Series' investment decisions. It buys and sells securities for each Series and conducts the research that leads to the purchase and sale decisions. ICCC is also responsible for selecting brokers and for negotiating brokerage commissions and dealer charges. ICCC may delegate its duties under the Advisory Agreements and has delegated day-to-day management responsibilities to certain employees of an affiliated investment advisor, subject to continued supervision by ICCC. ICCC received from the Fund a fee equal to 0.19% of the Treasury Series' average daily net assets (reflecting the effect of fee waivers or expense reimbursements then in effect) and 0.27% of the Tax-Free Series' average daily net assets for its services in the last fiscal year. ICCC may, from time to time, voluntarily waive a portion of its advisory fee with respect to any Series to preserve or enhance the performance of the Series. ICCC may provide compensation to securities dealers and financial advisors for distribution, administrative and promotional services.

ICCC provides a full range of investment advisory and administrative services, and as of June 30, 2004, managed approximately $4.6 billion in assets.

ICCC is an indirect wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments/Deutsche Asset Management funds. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds/Deutsche Asset Management funds ("Scudder funds"). These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases fund Trustees, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Calculating the Fund's Share Price

We calculate the price of the Fund's shares (also known as the "Net Asset Value" or "NAV") on each day the Fund is open as of 11:00 am Eastern Time for the Treasury Series and as of 12:00 pm Eastern Time for the Tax-Free Series.

You can find the Fund's daily share price for each Series in the mutual fund listings of most major newspapers.

On the day before certain holidays are observed, the bond markets or other primary trading markets for the Fund may close early. They may also close early on the day after Thanksgiving and the day before Christmas Eve. If the bond markets close early, the Fund may also close early. You may call 1-800-730-1313 for additional information about whether the Fund will close early before a particular holiday. On days the Fund closes early:

o All orders received prior to the Fund's close will be processed as of the time the Fund's NAV is next calculated.

o Redemption orders received after the Fund's close will be processed as of the time the Fund's NAV is next calculated.

o Purchase orders received after the Fund's close will be processed the next business day.

The Fund is managed in accordance with Rule 2a-7 and uses the amortized cost method to account for any premiums or discounts above or below the face value of any securities it buys and rounds the per share NAV to the nearest whole cent. This method writes down the premium -- or marks up the discount -- at a constant rate until maturity. It does not reflect daily fluctuations in market value. The Fund's NAV will normally be $1.00 per share. There can be no assurance, however, that this will always be the case.

--------------------------------------------------------------------------------

Generally, the Fund is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Columbus Day (the second Monday in October), Veterans' Day (November 11), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. The Fund may accept purchase or sale orders on days other than the days listed above, if the New York Stock Exchange is closed due to unforeseeable circumstances, but the "Fed wire" is open, the primary trading markets for the Fund's portfolio instruments are open and the Fund's management believes there is adequate liquidity.

Understanding Distributions and Taxes

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. The Fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds and by selling securities for more than it paid for them. (The Fund's earnings are separate from any gains or losses stemming from your own purchase and sale of shares.) The Fund may not always pay a distribution for a given period.

The Fund's income dividends are declared daily and paid monthly to shareholders. The Fund may take into account capital gains and losses in its daily dividend declarations.

The Fund may make additional distributions for tax purposes if necessary.

You can choose how to receive your dividends and distributions. You may have them all automatically reinvested in Fund shares (at NAV), all deposited directly to your bank account or all sent to you by check or wire. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested.

For federal income tax purposes, distributions of investment income are taxable as ordinary income. The Fund does not expect to make distributions that are eligible for taxation as long-term capital gains or as qualified dividend income. Distributions are taxable whether you receive them in cash or reinvest them in additional shares. For retirement plans, reinvestment is the only option.

Because the Fund seeks to maintain a stable share price, you are unlikely to have a capital gain or loss when you sell Fund shares. For tax purposes, an exchange is the same as a sale.

Dividends from the Tax-Free Series are generally tax-free for most shareholders, meaning that investors who are individuals can receive them without incurring federal income tax liability.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

The Fund will send you detailed tax information every January. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

Distribution and shareholder servicing plans

The Fund has adopted plans under Rule 12b-1 that allow it to pay your securities dealer or service agent distribution and other fees for the sale of its shares and for shareholder services. The Treasury and Tax-Free Series each pay a distribution fee equal to 0.25% annually of average daily net assets. Because distribution fees are continuous in nature, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

The Fund has adopted a shareholder service plan for the Treasury and Tax-Free Series. Under the terms of each shareholder service plan, the Fund will pay the Distributor an annual service fee of 0.07% of both Treasury and Tax-Free Series average daily net assets. The Distributor will use the service fee to pay third parties for services for which they are not otherwise being compensated under the applicable 12b-1 Plan.

Buying and Selling Fund Shares

If you are investing through a securities dealer or financial advisor, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that securities dealers or financial advisors may charge fees separate from those charged by the Fund.

To purchase shares

You may buy Fund shares through your securities dealer or through any financial institution authorized to act as a financial advisor. Contact them for details on how to enter and pay for your order.

Minimum account investments

Initial investment                                    $1,500
--------------------------------------------------------------------------------
Subsequent investments in the same series               $100
--------------------------------------------------------------------------------

The Fund and its service providers reserve the right, from time to time in their sole discretion, to waive or reduce the investment minimums.

Automatic Investment and Redemption Program. Your securities dealer or financial advisor may have established a special procedure to automatically invest proceeds from the sale of securities and other credit balances in your account in shares of the series you have selected and to redeem shares of the Series you own to pay for securities purchases. Contact your securities dealer or financial advisor for details.

To redeem shares

You may redeem the Fund's shares through your securities dealer or financial advisor. Contact them for details on how to enter your order and for information as to how you will be paid.

Your securities dealer or financial advisor may require the following documents before redeeming your shares:

o A letter of instruction, if you are redeeming shares worth more than $100,000. The letter must specify your account number and the number of shares or dollar amount you wish to redeem. The letter must be signed by all account owners of the shares exactly as their names appear on the account.

o A signature guarantee, if you are redeeming shares and you request that the check be mailed to an address other than the one on record. A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from an eligible guarantor institution, including commercial banks, savings and loans, trust companies, credit unions, member firms of a national stock exchange, or any member or participant of an approved signature guarantor program. Note that you can't get a signature guarantee from a notary public and you must provide the original guarantee.

o Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

Redemption price

The price you receive when you redeem shares will be the net asset value per share of the series you are redeeming.

Other redemption information

Redemption by Check. You may establish special check redemption privileges that will allow you to redeem shares of the series you own by writing checks in amounts of $500 or more. These checks may be cashed or deposited in the same way as ordinary bank checks. You may use the same check regardless of which series of the Fund you own. You will continue to earn dividends on your shares until the check is presented for payment and the corresponding shares are redeemed. Check redemption information will appear in your account with your securities dealer or service agent. Canceled checks will not be returned to you.

If the amount of your check exceeds the value of the shares of all series you own, the check will be returned to the payee marked "non-sufficient funds." Checks written for amounts less than $500 may also be returned. The Fund, in its discretion, will honor such checks but will charge you a servicing fee of $15.

The Fund reserves the right to terminate or alter check redemption privileges at any time, to impose a service charge, or to charge you for checks. The Fund may also charge you for returned checks and for effecting stop payment orders.

If you are interested in establishing check redemption privileges, contact your securities dealer or financial advisor.

If you paid for your purchase of shares by check, receipt of redemption proceeds will be restricted until your check clears or for a period of up to ten calendar days unless you are using the proceeds to purchase other securities through your securities dealer or financial advisor.

Important information about buying and selling shares

o To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. Some or all of this information will be used to verify the identity of all persons opening an account.

o We might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help us verify your identity, and in some cases the information and/or documents may be required to conduct the verification. The information and documents will be used solely to verify your identity.

o We will attempt to collect any missing required and requested information by contacting you or your financial advisor. If we are unable to obtain this information within the time frames established by the Fund then we may reject your application order.

o The Fund will not invest your purchase until all required and requested identification information has been provided and your application has been submitted in "good order." After we receive all the information, you will receive the NAV per share next calculated.

o If we are unable to verify your identity within time frames established by the Fund, after a reasonable effort to do so, you will receive written notification.

o The Fund generally will not accept new account applications to establish an account with a non-U.S. address (APO/FPO and U.S. territories are acceptable) or for a non-resident alien.

o Because orders placed through a financial advisor must be forwarded to the transfer agent before they can be processed, you'll need to allow extra time. Your financial advisor should be able to tell you when your order will be processed. It is the responsibility of your financial advisor to forward your order to the transfer agent in a timely manner.

o You may buy and sell shares of the Fund through securities dealers and authorized financial advisors. The price at which you buy and sell shares is based on the next calculation of the NAV after the order is received by your securities dealer or financial advisor.

o The Fund cannot accept cash, money orders, travelers' checks, starter checks, third-party checks, checks issued by credit card companies or internet-based companies, or checks drawn on foreign banks.

o Any dividends payable on shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your shares by that time, the dividend will be paid to you in cash whether or not that is the payment option you have selected.

o If you redeem sufficient shares to reduce your investment in a series to $500 or less, the Fund has the power to redeem the remaining shares after giving you 60 days' notice.

o The Fund remits proceeds from the sale of shares in US dollars. Under certain circumstances, the Fund reserves the right to redeem shares "in-kind," which means that the Fund may give you a portion of your redemption in portfolio securities.

o We reserve the right to withdraw or suspend the offering of shares at any time.

o We reserve the right to withhold a portion of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding.

o We reserve the right to reject a new account application if you don't provide any required or requested identifying information, or for other reasons.

o We reserve the right to refuse, cancel or rescind any purchase or exchange order; freeze any account (meaning you will not be able to purchase Fund shares in your account); suspend account services; and/or involuntarily redeem your account if we think that the account is being used for fraudulent or illegal purposes; one or more of these actions will be taken when, at our sole discretion, they are deemed to be in the Fund's best interest or when the Fund is requested or compelled to do so by governmental authority or by applicable law.

o We reserve the right to close and liquidate your account if we are unable to verify your identity, or for other reasons; if we decide to close your account, your Fund shares will be redeemed at the NAV per share next calculated after we determine to close your account (less any applicable redemption fees); you may be subject to gain or loss on the redemption of your Fund shares and you may incur tax liability.

o We reserve the right to change, add, or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege or adjust the Fund's investment minimum at any time).

o We do not issue share certificates. However, if you currently have shares in certificated form, you must include the share certificates properly endorsed or accompanied by a duly executed stock power when exchanging or redeeming shares. You may not exchange or redeem shares in certificate form by telephone or via the Internet.

o The Fund reserves the right to reject purchases of Fund shares (including purchases that are part of an exchange) for any reason. The Fund reserves the right to suspend or postpone redemptions during periods when: 1) the New York Stock Exchange is closed; 2) trading on the New York Stock Exchange is restricted; 3) an emergency exists that prohibits the Fund from disposing of its portfolio securities or pricing its shares; or 4) in the event of a closing of the Federal Reserve Board's wire payment until a reasonable time after the system reopens; but in any event the Fund may not delay payment more than seven days except under the previous four circumstances.

o Account Statements and Fund Reports: Generally, your securities dealer or financial advisor will furnish you with a written confirmation of every transaction that affects your account balance. You will also receive periodic statements reflecting the balances in your account. Your securities dealer or financial advisor will send you semi-annual and annual reports on the Fund's overall performance, its holdings and its investing strategies.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 1, 2004, which is filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, write to us at: Deutsche Asset Management c/o Scudder Investments PO Box 219356 Kansas City, MO 64121-9356 or call our toll-freenumber: 1-800-730-1313.

You can find reports and other information about the Fund on the EDGAR database on the SEC website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by writing an electronic request to publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.















Distributor
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606-5808


A Member of
Deutsche Asset Management [LOGO]            Cash Reserve Fund, Inc.     811-3196